Exhibit 99.1

Visual Real Estate, Inc. Files Patent Infringement Lawsuit Against Google Inc.

Jacksonville, Florida – (MARKETWIRE) – March 17, 2014 – Visual Real Estate, Inc., a wholly-owned subsidiary of California Gold Corp. (OTC QB: CLGL) and company founded by Jacksonville inventor and entrepreneur William Meadow, today announced that it has filed a patent infringement lawsuit against Google Inc. in the United States District Court for the Middle District of Florida. The lawsuit claims infringement of three of Visual Real Estate’s patents: U.S. Patent number 7,389,181, entitled “Apparatus and Method for Producing Video Drive-By Data Corresponding to a Geographic Location”; U.S. Patent number 7,929,800, entitled “Methods and Apparatus for Generating a Continuum of Image Data”; and U.S. Patent number 8,078,396, entitled “Methods for and Apparatus for Generating a Continuum of Three Dimensional Image Data.” Among other things, the complaint identifies Google Street View and Google Earth as infringing Visual Real Estate’s patents. The case number is 3:14-cv-00274-TJC-PDB.

“We believe our patented technologies are some of the driving forces behind the demand for street-level imagery and online mapping,” said William Meadow, founder and CEO of Visual Real Estate. “Our inventions have made it faster, easier and less expensive to obtain street-level images with integrated location data, which has been a boon to many industries, including real estate, marketing, insurance, property development, tourism and recreation.”

Visual Real Estate is represented in the lawsuit by several San Diego and Tampa-based lawyers from DLA Piper, the world’s largest multi-national law firm.

About California Gold Corp.:
On February 7, 2014, California Gold Corp. completed a securities exchange pursuant to which the members of MVP Portfolio, LLC, a Florida limited liability company (“MVP”), exchanged 100% of the membership interests in MVP for 9,385,000 to-be-issued, post-1 for 100 Reverse Split shares of common stock, $0.001 par value per share, of the Company.   As a result of the securities exchange, the Company will continue the existing business operations of MVP as a publicly-traded company under the name MV Portfolios, Inc.  With the acquisition of MVP, the Company will be expanding its business focus on patent licensing and commercialization. The effective date of the reverse split and Company name change is expected to be on or about March 30, 2014.  Once the reverse split and name change become effective with FINRA, a new ticker symbol will be issued for the Company’s new name.

Safe Harbor Statement:
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to our lack of profitable operating history, changes in our business, potential need for additional capital, fluctuations in demand; changes to economic growth in the U.S. economy; and government policies and regulations, including, but not limited to those affecting the Internet, all as set forth in our Annual Report on Form 10-K and most recent Form 10-Q. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of California Gold Corp. and are difficult to predict. California Gold Corp. undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:
Company Contact
Shea Ralph, Chief Financial Officer
PH: (904) 586-8679
Email: shearalph@mvportfolios.com

Or

Investor Relations:
Valter Pinto
Alliance Advisors, LLC
PH: (914) 669-0222 x201
Email: valter@allianceadvisors.net